UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414)-765-5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2013

Date of reporting period:  August 31, 2013

Item 1. Reports to Stockholders.

Annual Report

August 31, 2013

Samson STRONG Nations Currency Fund

Institutional Class
(SCAFX)

Investor Class
(SCRFX)

Investment Adviser

Samson Capital Advisors LLC
600 Lexington Avenue, 20th Floor
New York, New York  10022

Phone: 1-855-SCA-FNDS (1-855-722-3637)

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	12
INVESTMENT HIGHLIGHTS	14
SCHEDULE OF INVESTMENTS	17
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS	21
STATEMENT OF ASSETS AND LIABILITIES	22
STATEMENT OF OPERATIONS	23
STATEMENT OF CHANGES IN NET ASSETS	24
FINANCIAL HIGHLIGHTS	25
NOTES TO FINANCIAL STATEMENTS	27
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
NOTICE OF PRIVACY POLICY & PRACTICES	38
ADDITIONAL INFORMATION	39

Dear Shareholder,

The Fund seeks to generate positive returns with limited drawdowns over full market cycles through investments in currencies, securities, and instruments that are associated with strong nations.  One of our goals is to provide investors with a strategy that helps them diversify their currency exposure in an attempt to protect purchasing power, like a central bank that holds a variety of currencies, along with gold as a currency proxy.  In keeping with the investment objectives of the Fund, we hope to provide investors with a lower-volatility investment vehicle that should enable them to access the benefits of currencies as an asset class in a risk-managed fashion.

We seek to identify STRONG* nations through our investment process and invest in their currencies or in commodity proxies for safe haven (or defensive) currencies, via both spot and forward currency markets, as well as exchange-traded funds.  The Fund invests its holdings largely in foreign currencies, but, like foreign central banks or sovereign wealth funds, we may maintain dollar exposures as well (in part related to our hedging methodologies, in part related to our outlook for currency returns for STRONG nations).  Dollar holdings will generally be invested in the USD-denominated securities of STRONG nations, multilateral and supranational issuers, pre-refunded municipals, and STRONG corporations whose balance sheet strength in our view may be equal, or superior, to certain sovereigns.  Treasuries may also be utilized.

* The currencies and nations we select generally share certain characteristics and investment themes:

•	Sustainability: Healthy fiscal trends
•	Transparency: Readily available data
•	Regulatory Quality: Rule of law
•	Openness: Freer countries and foreign exchange rates
•	National Fundamentals: Healthier economies and financial systems
•	Governance: More democratic

Our systematic investment process identifies nations and currencies that share these characteristics, and our portfolio is constructed using a best ideas approach that results in a strategy focused on 8 to 12 currencies, depending on our outlook and level of conviction.  While there may be more currencies that meet the requirements of our investment process, we focus our portfolio holdings on those currencies we believe have the best prospects to generate superior relative returns over a 12 month investment horizon.  As the strength of nations does not change materially on a year-to-year basis, it is important to note that shifts in the composition of our portfolio over time relate more to relative value decisions driven by our value-oriented investment process, hedging methodologies, and risk management approach.

When STRONG was launched on August 31, 2012, one of our goals was to offer investors a highly risk-managed investment vehicle that would allow them to access the diversification benefits of currencies as an asset class, but with less volatility.  Since we launched the Fund in the summer of 2012, STRONG has indeed provided valuable diversification benefits versus other asset classes.  As the correlation table below shows, STRONG has a 25% or less correlation with domestic fixed income as measured by the Barclays U.S. Aggregate Bond Index and the Barclays 5 Year Municipal Index, and less than a 50% correlation with commodities as measured by the Goldman Sachs Commodity Index, domestic equities as measured by the S&P 500, or foreign stocks as measured by the MSCI EAFE Index and MSCI Emerging Market Index.  Our research shows that currencies can play an important role in helping investors better diversify their overall portfolios, and STRONG’s performance in its first year supports that viewpoint.

Exhibit 1: STRONG’s Diversification Benefits (8/31/2012 - 8/31/2013):

Investors in STRONG have benefited from its diversification features and obtained currency exposure through a low volatility strategy.  The annualized standard deviation of returns for STRONG for the trailing 12 months has been 3.44% as of August 31, 2013.  During that same time, the Fed Majors Currency Index and many individual currencies generated much higher volatilities, as the table below demonstrates.  This low volatility is particularly notable when we recall that in addition to foreign currencies, STRONG makes other investments in keeping with its aspiration to manage an investor’s currency reserves in a conservative manner with a focus on quality and purchasing power protection, taking a similar approach to a central bank managing a nation’s currency reserves.  In this context, we need to note that STRONG maintains exposures to gold for the same reason that central banks maintain positions in gold.  While over the long term, we believe gold is indeed a currency proxy, and a long term store of value, in the first year of STRONG’s operation, gold meant volatility, and its performance was a meaningful contributor to STRONG’s negative performance in its first year.  While STRONG invests its currency reserves in short maturity, high quality bonds, keeping duration under 2 years, we should also note that the past 12 months were witness to a material increase in global interest rates.  This too detracted from performance in the short run.

The most important factor contributing to negative returns was foreign currencies themselves.  We launched STRONG during a period when the dollar strengthened, so perhaps it is not surprising that since the launch of the fund it has generated a negative return of -4.43% through August 31, 2013.  Nonetheless, as the data shows, given the steep losses experienced by gold and many STRONG currencies, our low volatility and modest drawdown since launch reflect positively on our risk management and hedging disciplines.  We know investors prefer positive returns, but we believe there is a silver lining in our first 12 months of performance: investors who selected STRONG for its risk management disciplines have now seen the fund stress-tested in real time.  We were able to achieve our low volatility objective, and limit drawdown during a period of meaningful turbulence in our markets.

We should also note that we believe the currencies that we select for our STRONG Nations Currency Fund are the likely beneficiaries of a global trend towards central bank currency reserve diversification.  We use an equity analogy to explain this point, bearing in mind the material differences between currencies and stocks, as further explicated in the ending disclosures, to illustrate the impact of investment style on performance.  Central bank currency reserves are concentrated in the “Large-Capitalization” currencies of the world: the US Dollar, Japanese Yen, Euro, and British Pound.  These currencies, which we call “The Fading Four,” will likely be under pressure for the longer-term as central banks diversify.  We believe the likely beneficiaries are what we call the “Mid-Capitalization” nations of the world.  These nations, with better fundamentals than the Fading Four, also represent a smaller portion of the foreign exchange market’s daily trading volume.  This means it will take a long time for central banks to diversify and accumulate their positions in these STRONG currencies.  Despite our long term view, in the short term there can be material difference in performance between “Large Cap” and “Mid Cap” currencies, just as there are style biases and divergences in performance between Large Cap and Mid Cap stocks.  Our STRONG Nations are “Mid Cap” currencies, not just because the average daily trading volume is smaller than the “Large Cap” Fading Four, but because the small and mid-sized nations of the world tend to be among the best fiscally managed in the world according to metrics such as a low debt to GDP ratio.  Ironically, the “Large Cap” Euro was one of the best currencies from a performance standpoint during the past year.  While it does not meet our criteria for a STRONG Currency, the Euro had a big bounce as it recovered from the dark days of the Greece crisis.  Currency speculators might buy the Euro to play that bounce; we need a longer-term shift in the fiscal and regulatory profile of the Eurozone nations for that currency to meet our standards.

Looking forward, we believe that as the US economy is decelerating and foreign economies, particularly in Asia, are accelerating, that the US Dollar rally is likely overextended, and a more protracted correction in the value of the dollar is likely not too far off in the future.  The Federal Reserve’s recent decision not to taper their purchases of bonds highlights this point.  The Fed will not tighten until labor market and inflation data support that decision.  With unemployment high and inflation low, we are most likely far away from a tighter Fed policy.  Importantly, a major component of the recent dollar rally was a view, embraced by the currency market, that the Fed would tighten.  The Fed’s decision not to tighten, or taper, takes an important support away from the dollar in the near term.  This fundamental view, combined with the momentum models and quantitative studies that inform our outlook, have led us since August 31 to adopt a more fully invested posture, as noted below.

STRONG Currency Exposure as of 8/31/13

With regard to our fixed income holdings, our goals are to maintain a high quality, liquid portfolio that enhances the diversification benefits of our strategy within an asset allocation framework.  We believe this enhances the attractiveness of the Fund for clients and their advisors.  In that context, we limit portfolio duration to 2 years or less, with a maximum maturity of 5 years on any single issue.  By maintaining a ceiling on portfolio duration, we seek to reduce the correlation of our strategy to other fixed income strategies and benchmarks, and potentially enhance its diversification benefits.

Looking forward, we expect the investing climate to continue to favor currencies associated with STRONG Nations.  These currencies—which we believe are likely beneficiaries of a longer term trend of central bank reserve diversification away from the US Dollar, Euro, Japanese Yen, and British Pound—may also benefit from their superior fiscal and policy competitive advantages.  As we discussed in our December 2012 whitepaper “Investing in the Currencies of STRONG Nations,” sound fiscal management as measured by Debt to GDP, economic liberty as measured by the Wall Street Journal and Heritage Foundation’s Index of Economic Freedom, and effective and democratic governance afford STRONG nations a distinct advantage in the global economy, which we believe will enable their currencies to outperform the US Dollar over the long run.  While there are many circumstances that could lead to a safe-haven rally in the US Dollar, including renewed economic crisis in the Eurozone or deepening political turmoil in the Middle East, we will be guided by our longer-term outlook and hedging disciplines as we seek to accomplish our mission.

Management Discussion of Fund Performance

For the fiscal year of September 1, 2012 through August 31, 2013, the returns for the Samson STRONG Nations Currency Fund were -4.43% and -4.79% for the Institutional class (SCAFX) and Investor class (SCRFX), respectively.  The 3-Month T-Bill returned 0.11% for the same period.  As a matter of reference, the inverse of the US Dollar Index, which represents the performance of major currencies (a considerable portion of which do not meet STRONG’s standards), had a return of -1.07% for the period.  The return of the inverse of the Federal Reserve Majors Index (which reflects more current trade weights) was -4.43% for the period.  It should be noted these currency benchmarks do not hold gold, short maturity bonds, or many of the currencies in our strategy.

Spot Currency Performance Relative to USD (8/31/12 - 8/31/13)

Currency	Spot Return
Gold	-17.53%
Australian Dollar	-13.77%
Canadian Dollar	-6.40%
Chilean Pesos	-5.80%
Norwegian Krone	-5.20%
Inverse Fed Majors Index	-4.43%
New Zealand Dollar	-3.82%
Singapore Dollar	-2.16%
Inverse US Dollar Index	-1.07%
Taiwan Dollar	0.05%
Swedish Krona	0.11%
Czech Koruna	1.47%
South Korean Won	2.22%

Our currencies all outperformed our gold holdings, which made the largest contribution to our negative return for the period.  While we view gold as an important store of value and include it in our currency portfolio, just as central banks do in reserve management, it is important to note that gold performed poorly during this holding period and detracted from the overall performance of the Fund.

The data table below shows the standard deviation, or volatility, of various currencies (including both G-10 and emerging market currencies) and the Inverse US Dollar Index for the 12 month period.  These currencies represent many of the OECD-affiliated nations that provide the initial solution set we consider when selecting STRONG nations.  It should be noted that China’s currency does not appear to be volatile at first glance, but this reflects the fact that its value is essentially decided by party fiat, and not by market forces.  In our view, STRONG nations embrace market forces, while weaker nations do not.  The table also includes the standard deviation of STRONG itself for the period.  As you can see, during this period STRONG maintained a level of volatility that was generally lower than single currencies, trade weighted currency benchmarks, or commodity positions.  This is in keeping with our goal of being a lower-volatility generator of currency returns.

Looking forward, we will continue to endeavor to generate returns associated with currency markets and STRONG nations in a risk-managed fashion in keeping with our conservative objectives.

STRONG Fund
and Indexes

STRONG Currencies
Other OECD and

Affiliated Nations

Annualized Standard Deviation of Monthly Returns (8/31/12 - 8/31/13)

Gold	18.33%
South African Rand	14.47%
Indian Rupee	12.53%
Brazilian Real	11.06%
New Zealand Dollar	10.16%
Icelandic Krona	9.77%
Hungarian Forint	9.25%
Mexican Peso	9.23%
Australian Dollar	8.69%
Polish Zloty	8.65%
Indonesian Rupiah	8.62%
Norwegian Krone	8.42%
Japanese Yen	7.58%
Turkish Lira	7.24%
Estonian Kroon	6.91%
Euro	6.86%
Danish Krone	6.83%
British Pound Sterling	6.68%
Russian Ruble	6.47%
Czech Koruna	6.42%
Chilean Pesos	6.38%
Israeli New Shekel	6.06%
South Korean Won	5.95%
Canadian Dollar	5.91%
Swedish Krona	5.75%
Swiss Franc	5.70%
Inverse US Dollar Index	5.20%
Inverse Fed Majors Index	4.43%
New Taiwan Dollar	3.45%
Taiwan Dollar	3.45%
Samson STRONG Nations Fund (Inst)	3.44%
Singapore Dollar	3.41%
Chinese Yuan	1.21%

Definitions and Disclosures

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-SCA-FNDS.  Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.  The Gross Expense Ratios are 1.64% (Retail Class) and 1.29% (Institutional Class).

Investment Terms

•
Cumulative currency return is measured relative to the US Dollar.  For example: the cumulative return of the Japanese Yen (JPY) from 12/31/1999 through 12/31/2010 was 32.3%.  This means that if an investor had $1 worth of JPY on 12/31/1999, held it for the 10 year period, and then changed it back into US Dollars on 12/31/10, it would be worth $1.323.

•	Annualized standard deviation is a measure of volatility, specifically, the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation.
Index Definitions
•	The 3-Month T-Bill is a short term debt obligation backed by the U.S. government with a maturity of three months.
•
Federal Reserve Major Currencies Index measures the strength of the U.S. dollar against a trade weighted basket of currencies.  The weightings of this index are rebalanced on an ad hoc basis by the Federal Reserve.  The inverse of this index measures the strength of a trade weighted basket of currencies against the U.S. dollar.

•
The US Dollar Index calculates the return of a trade weighted basket of currencies versus the dollar.  The inverse of this index measures the strength of a trade weighted basket of currencies against the U.S. dollar.  U.S. Dollar Index® and USDX® are trademarks and service marks of the ICE®.  Neither the ICE® nor its affiliates are connected with or express any opinion concerning the Samson STRONG Nations Currency Fund.  Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets.  The three major components of this index are the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.  The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities.

•	Barclays U.S. Aggregate Index provides a broad-based measure of U.S. investment-grade fixed income markets.
•
The Barclays 5 Year Municipal Index is a rules-based and market value weighted index engineered for the long-term tax-exempt bond market.  To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies:  Moody’s, S&P or Fitch.  The bonds must be between 4 to 6 years from their maturity date.

•	The S&P 500 Index® is a benchmark representation of the 500 leading companies publicly traded in the U.S. stock market.
•	Goldman Sachs Commodity Index (GSCI) is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures.
•	MSCI EAFE Index serves as a benchmark of the performance in major international equity markets as represented by 21 major MSCI indexes from Europe, Australia, and Southeast Asia.
•	MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

A currency is a form of monetary units issued by a sovereign nation as a mode of exchange.  Currencies are stores of value subject to trading between nations and investors in foreign exchange markets, which determine the relative value of different currencies.  The value of a currency is determined in comparison to another reference currency; thus, the value of one currency relative to another could rise due to strengthening economic conditions in the first nation and/or weakening economic conditions in the second.  Since governments and their constituent central banks retain control over coinage and issuance, the value of currencies may also be affected by government fiscal policy, central bank monetary action, and trade policy (including tariffs, currency pegs, and capital controls).  Further, non-US Dollar-denominated short duration fixed income securities often proxy for currencies, but like other fixed income securities, introduce an element of interest rate risk as well.

A stock is a security representing an equity, or ownership interest, in a company.  Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders.  In addition, stock prices are generally more volatile than bond prices.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities.  Similarly, the transaction costs involved in trading a stock may be more or less than a particular bond depending on the factors mentioned above and whether the stock or bond trades upon an exchange.  Depending on the entity issuing the bond, it may or may or may not afford additional protections to the investor, such as a guarantee of return of principal by a government or bond insurance company.  There is typically no guarantee of any kind associated with the purchase of an individual stock.  Bonds are often owned by individuals interested in current income while stocks are generally owned by individuals seeking price appreciation with income a secondary concern.  The tax treatment of returns of bonds and stocks also differs given differential tax treatment of income versus capital gain.

Jonathan E. Lewis	Iraj Kani, PhD
Lead Portfolio Manager	Co-Portfolio Manager

The Samson STRONG Nations Currency Fund is distributed by Quasar Distributors, LLC.

It is not possible to invest directly in an index.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  For more complete information regarding performance and holdings, please refer to the schedule of investments of this report.

A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

Annualized standard deviation is a measure of volatility, specifically, the dispersion of a set of data from its mean.  The more spread apart the data, the higher the deviation.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for investments in emerging markets.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings or geographical areas than a diversified fund.  The fund may also invest in gold, which involves additional risks, such as the possibility for substantial price fluctuations over a short period of time.  Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could be closed when most advantageous.  Investing in derivatives could lose more than the amount invested.  The fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.  Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Samson STRONG Nations Currency Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) and shareholder servicing fees (Investor Class shares only) and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/13 – 8/31/13).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example.  The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Samson STRONG Nations Currency Fund
Expense Example (Continued)
(Unaudited)

	Institutional Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2013 -
	March 1, 2013	August 31, 2013	August 31, 2013*
Actual	$1,000.00	$ 957.80	$4.93
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Investor Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2013 -
	March 1, 2013	August 31, 2013	August 31, 2013*
Actual	$1,000.00	$955.80	$6.66
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.40	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Samson STRONG Nations Currency Fund
Investment Highlights
(Unaudited)

The Samson STRONG Nations Currency Fund (the “Fund”) seeks to generate positive returns with limited drawdowns over full market cycles through investments in currencies, securities, and instruments that are associated with strong nations.  The Fund focuses on the currencies of nations with healthy economies and financial systems, more democratic governance, rule of law, transparency and with societies that are becoming more free.  We will also seek to hedge foreign currency exposures back into the dollar during periods of dollar rally.

Allocation of Portfolio Holdings
(% of Investments)*

* As of August 31, 2013

Samson STRONG Nations Currency Fund
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns – As of August 31, 2013

		Since
	One	Inception
	Year	(8/31/12)
Institutional Class	(4.43)%	(4.43)%
Investor Class	(4.79)%	(4.79)%
BofA Merrill Lynch 3 Month Treasury Bill Index	0.11%	0.11%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-SCA-FNDS (1-855-722-3637).

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on August 31, 2012, the inception date of the Fund.  The graph does not reflect any future performance.

The BofA Merrill Lynch 3 Month Treasury Bill Index is an unmanaged index that tracks 3 month U.S. government securities.  One cannot invest directly in an index.

Samson STRONG Nations Currency Fund
Investment Highlights (Continued)
(Unaudited)

Institutional Class Growth of $100,000 Investment

Investor Class Growth of $10,000 Investment

*  Inception Date

Samson STRONG Nations Currency Fund

Schedule of Investments

August 31, 2013

	Principal
	Amount	Value
CANADA – 18.05%
Foreign Government Agency Issues – 8.58%
Province of British Columbia, Canada
1.200%, 04/25/2017	$1,000,000	$999,595
Province of Manitoba, Canada
1.300%, 04/03/2017	1,000,000	1,003,675
Province of Ontario, Canada
0.950%, 05/26/2015	1,888,000	1,901,010
2.700%, 06/16/2015	200,000	207,506
1.000%, 07/22/2016	400,000	399,307
		4,511,093
Foreign Government Bonds – 9.47%
Canadian Government Bond
0.875%, 02/14/2017	2,000,000	1,992,084
1.500%, 03/01/2017	1,000,000	947,137
1.500%, 09/01/2017	750,000	705,291
1.250%, 03/01/2018	1,450,000	1,339,760
		4,984,272
TOTAL CANADA (Cost $9,677,714)		9,495,365

GERMANY – 3.95%

Foreign Government Agency Issues – 3.95%
KFW
4.125%, 10/15/2014	1,000,000	1,042,417
2.625%, 03/03/2015	1,000,000	1,033,651
TOTAL GERMANY (Cost $2,075,387)		2,076,068

	Shares
GOLD – 6.70%
iShares Gold Trust(a)	130,175	1,761,268
SPDR Gold Shares(a)	13,120	1,766,214
TOTAL GOLD (Cost $3,544,133)		3,527,482

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Schedule of Investments (Continued)

August 31, 2013

	Principal
	Amount	Value
MULTILATERAL INSTITUTIONS – 11.62%

Foreign Government Agency Issues – 11.62%
Asian Development Bank
2.750%, 05/21/2014	$1,000,000	$1,017,684
2.625%, 02/09/2015	500,000	516,071
Inter-American Development Bank
0.500%, 08/17/2015	750,000	751,213
5.125%, 09/13/2016	1,000,000	1,123,876
1.125%, 03/15/2017	500,000	500,103
International Bank for Reconstruction & Development
3.500%, 10/08/2013	1,000,000	1,003,190
1.125%, 08/25/2014	200,000	201,231
0.500%, 04/15/2016	1,000,000	996,753
TOTAL MULTILATERAL INSTITUTIONS
(Cost $6,130,875)		6,110,121

NORWAY – 5.17%

Foreign Government Bonds – 5.17%
Norway Government Bond
5.000%, 05/15/2015	12,700,000	2,190,451
4.250%, 05/19/2017	3,000,000	527,524
TOTAL NORWAY (Cost $2,933,246)		2,717,975

SWEDEN – 8.80%

Foreign Government Bonds – 8.80%
Sweden Government Bond
6.750%, 05/05/2014	10,000,000	1,567,142
4.500%, 08/12/2015	11,000,000	1,762,437
3.000%, 07/12/2016	8,250,000	1,298,589
TOTAL SWEDEN (Cost $4,637,425)		4,628,168

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Schedule of Investments (Continued)

August 31, 2013

	Principal
	Amount	Value
UNITED STATES – 43.09%
Municipal Bonds – 13.88%
Bay Area Toll Authority
5.000%, 04/01/2026 (Pre-refunded to 04/01/2016)	$250,000	$278,308
City of Memphis, TN
5.000%, 10/01/2019 (Pre-refunded to 10/01/2014)	1,000,000	1,051,050
Commonwealth of Massachusetts
5.000%, 08/01/2015 (Pre-refunded to 08/01/2014)	210,000	218,860
County of Harris, TX
5.000%, 10/01/2021 (Pre-refunded to 10/01/2014)	1,000,000	1,051,050
Illinois Finance Authority
5.500%, 08/15/2043 (Pre-refunded to 08/15/2014)	2,000,000	2,098,400
Indiana Health Facility Financing Authority
5.000%, 05/01/2021 (Pre-refunded to 05/01/2015)	500,000	538,345
New Jersey Economic Development Authority
5.250%, 09/01/2022 (Pre-refunded to 09/01/2015)	500,000	547,360
New York State Dormitory Authority
5.000%, 03/15/2022 (Pre-refunded to 03/15/2015)	230,000	246,392
South Harrison School Building Group
5.250%, 07/15/2022 (Pre-refunded to 01/15/2015)	200,000	213,294
State of Hawaii
5.000%, 07/01/2016 (Pre-refunded to 07/01/2015)	980,000	1,060,634
		7,303,693

	Shares
Short-Term Investments – 1.26%
Fidelity Institutional Money Market Funds-
Money Market Portfolio, 0.047%	661,892	661,892

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Schedule of Investments (Continued)

August 31, 2013

	Principal
	Amount	Value
U.S. Government Notes – 16.55%
0.250%, 11/30/2014	$500,000	$500,312
0.250%, 10/15/2015	4,000,000	3,984,532
1.500%, 07/31/2016	1,250,000	1,276,953
0.625%, 05/31/2017	3,000,000	2,943,282
		8,705,079
U.S. Government Treasury Bills – 11.40%
0.044%, 01/09/2014 (b)	2,000,000	1,999,768
0.250%, 10/24/2013 (b)	2,000,000	1,999,926
0.086%, 06/26/2014 (b)	2,000,000	1,998,520
		5,998,214
TOTAL UNITED STATES (Cost $22,728,988)		22,668,878
Total Investments (Cost $51,727,768) – 97.38%		51,224,057
Other Assets in Excess of Liabilities – 2.62%		1,376,855
TOTAL NET ASSETS – 100.00%		$52,600,912

(a)	Non-income producing security.
(b)	Rate shown is the effective yield based on the purchase price. The calculation assumes the security is held to maturity.

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Schedule of Open Forward Currency Contracts

August 31, 2013
Purchase Contracts:
			Amount of		Amount of
	Forward	Currency	Currency	Currency	Currency	Unrealized
Counterparty	Expiration	to be	to be	to be	to be	Appreciation
of contract	Date	Received	Received	delivered	Delivered	(Depreciation)
STA	9/10/13	AUD	$4,180,194	USD	$4,292,134	$(111,940)
STA	9/10/13	CLP	4,262,315	USD	4,222,377	39,938
STA & JPM	9/10/13	CZK	5,237,641	USD	5,243,385	(5,744)
STA	9/10/13	ILS	4,954,919	USD	5,053,131	(98,212)
STA	9/10/13	KRW	4,253,390	USD	4,207,406	45,984
STA	9/10/13	NZD	3,513,668	USD	3,643,628	(129,960)
STA	9/10/13	SEK	1,810,236	USD	1,816,860	(6,624)
STA	9/10/13	SGD	4,217,663	USD	4,228,463	(10,800)
STA	9/10/13	TWD	4,244,674	USD	4,233,150	11,524
						$(265,834)
Sales Contracts:
			Amount of		Amount of
	Forward	Currency	Currency	Currency	Currency	Unrealized
Counterparty	Expiration	to be	to be	to be	to be	Appreciation
of contract	Date	Received	Received	delivered	Delivered	(Depreciation)
STA	9/10/13	USD	$(4,180,194)	AUD	$(4,191,460)	$11,266
STA	9/10/13	USD	(703,869)	CLP	(701,071)	(2,798)
STA	9/10/13	USD	(1,684,261)	CZK	(1,677,878)	(6,383)
STA	9/10/13	USD	(1,472,712)	ILS	(1,499,104)	26,392
STA	9/10/13	USD	(693,145)	KRW	(686,948)	(6,197)
STA & JPM	9/10/13	USD	(3,513,668)	NZD	(3,570,955)	57,287
STA	9/10/13	USD	(3,137,743)	SEK	(3,151,830)	14,087
STA	9/10/13	USD	(683,606)	SGD	(687,865)	4,259
STA	9/10/13	USD	(695,191)	TWD	(693,218)	(1,973)
						$95,940
						$(169,894)

Counterparty abbreviations:
JPM – J.P. Morgan Chase Bank, N.A.
STA – State Street Bank & Trust Co.

Currency abbreviations:
AUD – Australian Dollar
CLP – Chilean Peso
CZK – Czech Republic Koruna
ILS – Israeli Sheqel
KRW – South Korean Won
NZD – New Zealand Dollar
SEK – Swedish Krona
SGD – Singapore Dollar
TWD – Taiwan Dollar
USD – U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Statement of Assets and Liabilities

August 31, 2013
ASSETS
Investments, at value (cost $51,727,768)	$51,224,057
Cash	4,568
Foreign currency, at value (cost $1,326,722)	1,290,664
Receivables:
Unrealized appreciation on forward currency exchange contracts	210,737
Fund shares sold	4,896
Dividends and interest	298,127
From Advisor	1,895
Other assets	18,369
TOTAL ASSETS	53,053,313

LIABILITIES
Payables:
To affiliates	35,103
Unrealized depreciation on forward currency exchange contracts	380,631
Distribution fees	102
Accrued expenses and other liabilities	36,565
TOTAL LIABILITIES	452,401
NET ASSETS	$52,600,912

Net assets consist of:
Paid-in capital	$55,501,070
Undistributed net investment loss	(1,327,748)
Accumulated net realized loss	(860,581)
Net unrealized appreciation (depreciation) on:
Investments	(503,711)
Forward contracts	(169,894)
Foreign currency translation	(38,224)
NET ASSETS	$52,600,912

Institutional Class
Net assets	$52,443,952
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	2,750,626
Net asset value, redemption price and offering price per share	$19.07

Investor Class
Net assets	$156,960
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	8,251
Net asset value, redemption price and offering price per share	$19.02

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Statement of Operations

For the Year Ended August 31, 2013

INVESTMENT INCOME
Interest income(1)	$365,768
TOTAL INVESTMENT INCOME	365,768

EXPENSES
Management fees	310,777
Administration and accounting fees	111,719
Transfer agent fees and expenses	59,502
Federal and state registration fees	46,031
Custody fees	32,534
Audit and tax fees	21,676
Chief Compliance Officer fees	12,005
Legal fees	10,750
Trustees’ fees and related expenses	9,026
Reports to shareholders	6,059
Distribution Fees	323
Service Fees	129
Other expenses	5,781
TOTAL EXPENSES	626,312
Less expense waiver by Adviser (Note 4)	(181,808)
NET EXPENSES	444,504
NET INVESTMENT LOSS	(78,736)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(1,592,660)
Forward contracts	(274,236)
Foreign currency translation	(153,847)
(2,020,743)

Net change in unrealized appreciation (depreciation) on:
Investments	(503,711)
Forward contracts	(169,894)
Foreign currency translation	(38,224)
(711,829)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,732,572)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,811,308)

(1)	Net of $18,779 for withholding taxes.

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Statement of Changes in Net Assets

Year Ended
August 31, 2013(1)
FROM OPERATIONS
Net investment loss	$(78,736)
Net realized loss on:
Investments	(1,592,660)
Forward contracts	(274,236)
Foreign currency translation	(153,847)
Net change in unrealized depreciation on:
Investments	(503,711)
Forward contracts	(169,894)
Foreign currency translation	(38,224)
Net decrease in net assets from operations	(2,811,308)

FROM DISTRIBUTIONS
Net investment income – Institutional Class	(88,735)
Net investment income – Investor Class	(115)
Net decrease in net assets resulting
from distributions paid	(88,850)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	56,716,285
Proceeds from shares sold – Investor Class	164,981
Net asset value of shares issued to shareholders in payment of
distributions declared – Institutional Class	25,461
Payments for shares redeemed – Institutional Class	(1,405,576)
Payments for shares redeemed – Investor Class	(81)
Net increase in net assets from capital share transactions	55,501,070

TOTAL INCREASE IN NET ASSETS	52,600,912

NET ASSETS:
Beginning of Year	—
End of Year	$52,600,912
UNDISTRIBUTED NET INVESTMENT LOSS	$(1,327,748)

(1)	Fund commenced operations on August 31, 2012.

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Financial Highlights

Institutional Share Class
Per Share Data for a Share Outstanding Throughout the Period

Year Ended
August 31, 2013
Net Asset Value, Beginning of Period	$20.00

Income (loss) from investment operations:
Net investment loss(1)	(0.03)
Net realized and unrealized loss on investments	(0.85)
Total from investment operations	(0.88)

Less distributions paid:
From net investment income	(0.05)
Total distributions paid	(0.05)

Net Asset Value, End of Period	$19.07

Total return(3)	(4.43)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$52,444

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(2)	1.41%
After waivers and reimbursements of expenses(2)	1.00%

Ratio of net investment loss to average net assets:
Before waivers and reimbursements of expenses(2)	(0.59)%
After waivers and reimbursements of expenses(2)	(0.18)%

Portfolio turnover rate(3)	66.13%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Annualized.
(3)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Financial Highlights

Investor Share Class
Per Share Data for a Share Outstanding Throughout the Period

Year Ended
August 31, 2013
Net Asset Value, Beginning of Period	$20.00

Income (loss) from investment operations:
Net investment loss(1)	(0.11)
Net realized and unrealized loss on investments	(0.85)
Total from investment operations	(0.96)

Less distributions paid:
From net investment income	(0.02)
Total distributions paid	(0.02)

Net Asset Value, End of Period	$19.02

Total return(3)	(4.79)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$157

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(2)	1.79%
After waivers and reimbursements of expenses(2)	1.35%

Ratio of net investment loss to average net assets:
Before waivers and reimbursements of expenses(2)	(0.98)%
After waivers and reimbursements of expenses(2)	(0.54)%

Portfolio turnover rate(3)	66.13%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Annualized.
(3)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund
Notes to Financial Statements
August 31, 2013

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Samson STRONG Nations Currency Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is to generate positive returns with limited drawdowns over full market cycles through investments in currencies, securities, and instruments that are associated with strong nations.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Trust has designated two classes of Fund shares: Institutional Class and Investor Class.  The two classes differ principally in their respective distribution and shareholder servicing fees.  All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Fund became effective on August 31, 2012 and commenced investment operations on September 1, 2012.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Samson Capital Advisors LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available,

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2013

any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Forward currency contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of the entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets & Liabilities.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2013:

	Level 1	Level 2	Level 3(3)	Total
Equities(1):
Exchange Traded Funds	$3,527,482	$—	$—	$3,527,482
Total Equities	$3,527,482	$—	$—	$3,527,482
Fixed Income(1):
Foreign Government
Agency Issues	—	12,697,282	—	12,697,282
Foreign Government Bonds	—	12,330,415	—	12,330,415
Municipal Bonds	—	7,303,693	—	7,303,693
U.S. Government Bills	—	5,998,214	—	5,998,214
U.S. Government Notes	—	8,705,079	—	8,705,079
Total Fixed Income	$—	$47,034,683	$—	$47,034,683
Short-Term Investments	$—	$661,892	$—	$661,892
Total Investments
in Securities	$3,527,482	$47,696,575	$—	$51,224,057
Other Financial
Instruments(2)	$(169,894)	$—	$—	$(169,894)

(1)	See the Schedule of Investments for industry classifications
(2)	Other financial instruments are forward contracts not reflected in the Schedule of Investments, which are reflected at the net unrealized appreciation (depreciation) on the instrument.
(3)
The Fund measures Level 3 activity as of the beginning and end of each financial reporting period. For the year ended August 31, 2013, the Fund did not have significant unobservable inputs (Level 3 securities) used in determining fair value.  Therefore, a reconciliation of assets in which significant inputs (Level 3 securities) were used in determining fair value is not applicable.

(b) Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2013

within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

(c)	Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  The Fund invested in derivative instruments such as forward currency contracts during the period.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2013 was as follows:

	Asset Derivatives
Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Foreign Exchange Contracts –	Appreciation on forward
Forward Currency Contracts	currency exchange contracts	$210,737
Total		$210,737

	Liability Derivatives
Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Foreign Exchange Contracts –	Depreciation on forward
Forward Currency Contracts	currency exchange contracts	$(380,631)
Total		$(380,631)

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted	Forward
for as hedging instruments	Currency Contracts
Foreign Exchange Contracts	$(274,236)
Total	$(274,236)
Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income
Derivatives not accounted	Forward
for as hedging instruments	Currency Contracts
Foreign Exchange Contracts	$(169,894)
Total	$(169,894)

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2013

The average monthly notional amount of forward currency contracts during the year ended August 31, 2013 were as follows:

Long Positions	Short Positions
$21,808,152	$14,796,329

Forward Currency Contracts

The Fund may enter into foreign currency forward exchange contracts.  When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

(e) Distributions to Shareholders

The Fund will distribute any net investment income at least annually.  The Fund will distribute any net realized long or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(f) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2013

(g) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(h) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund.  Common expenses are typically allocated evenly between the funds of the Trust, or other equitable means.  Expenses directly attributable to a class of shares, which presently only include distribution and shareholder servicing fees, are recorded to the specific class.

(i) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds.  Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters
The tax character of distributions paid during the year ended August 31, 2013 were as follows:

Ordinary Income	Long-Term Capital Gain
$88,850	$—

As of August 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$52,047,314
Gross tax unrealized appreciation	329,777
Gross tax unrealized depreciation	(1,322,928)
Net tax unrealized appreciation (depreciation)	(993,151)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(1,907,007)
Total accumulated earnings (losses)	$(2,900,158)

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2013

At August 31, 2013 the Fund deferred, on a tax basis, late-year ordinary losses and post-October losses of:

Ordinary	Capital
$(1,491,100)	$(377,683)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2013, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income	$(1,160,162)
Accumulated Net Realized Loss	1,160,162

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of August 31, 2013.  The Fund recognized no interest and penalties related to uncertain tax benefits during the fiscal year 2013.  At August 31, 2013, the fiscal year 2013 remains open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 0.70% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through August 22, 2015, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.00% and 1.35% (the “Expense Limitation Cap”) of the average daily net assets of the Fund’s Institutional and Investor Class shares, respectively.  For the year ended August 31, 2013, expenses of $181,808 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2013

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

August 31, 2016 $181,808

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Investor Class shares for services to prospective Fund shareholders and distribution of Investor Class shares.  During the year ended August 31, 2013, the Fund accrued expenses of $323 pursuant to the 12b-1 Plan.

The Trust also adopted a Shareholder Servicing Plan, which authorizes payment of a shareholder servicing fee to third parties of 0.10% of the average daily net assets of the Investor Class shares, for certain services provided to existing shareholders.  During the year ended August 31, 2013, the Fund accrued $129 for shareholder servicing fees.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement.  The Administrator performs various administrative and accounting services including preparing various federal and state regulatory filings, reports and returns for the Fund; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Fund’s custodian, transfer agent and accountants; coordinating the preparation and payment of the Fund’s expenses; and reviewing the Fund’s expense accruals.  For the year ended August 31, 2013, the Fund incurred $111,719 in administration and accounting fees.  At August 31, 2013, the Administrator owed fees of $18,106.

USBFS also serves as the transfer agent to the Fund.  U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended August 31, 2013, the Fund incurred $59,502, and $32,534 in transfer agency and custody fees, respectively.  At August 31, 2013, fees of $8,974, and $6,018 were owed for transfer agency and custody fees, respectively.

The Fund also has a line of credit with U.S. Bank (see Note 9).
The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and U.S. Bank.

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2013

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended August 31, 2013, the Fund was allocated $12,005 of the Trust’s Chief Compliance Officer fee.  At August 31, 2013, the Fund owed fees of $2,005 to USBFS for Chief Compliance Officer’s services.

(7)	Capital Share Transactions
Transactions in shares of the Fund were as follows:

Institutional Class	Year Ended
August 31, 2013(1)
Shares sold	2,821,638
Shares reinvested	1,256
Shares redeemed	(72,268)
Net increase	2,750,626

Investor Class	Year Ended
August 31, 2013(1)
Shares sold	8,255
Shares redeemed	(4)
Net increase	8,251

(1)	The Fund commenced operations on August 31, 2012.

(8)	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended August 31, 2013, are summarized below.

Purchases
U.S. Government	$14,312,394
Other	55,955,729
Sales
U.S. Government	$5,544,723
Other	17,170,519

(9)	Line of Credit

The Fund has a line of credit in the amount of the lesser of $3,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 15, 2014.  This unsecured line of credit is intended to provide short-term

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2013

financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime 3.25% rate (as of August 31, 2013).  The credit facility is with the Fund’s custodian, U.S. Bank.  During the year ended August 31, 2013, the Fund did not utilize the line of credit.

(10)	Recent Accounting Pronouncement

In January, 2013, the FASB issue ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Reporting Financial Standards (“IFRS”). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”). Specifically, the ASU requires reporting entities to present separately for assets and liabilities: a) the gross amounts of those recognized assets and recognized liabilities; b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities; c) the net amount presented in the Statement of Assets and Liabilities; d) the amounts subject to an enforceable MNA not included in (b); and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013. There is no impact of the ASU on the financial statements of the Fund for the year ended August 31, 2013.

Samson STRONG Nations Currency Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of Samson STRONG Nations Currency Fund,
and the Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Samson STRONG Nations Currency Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, as of August 31, 2013, and the related statement of operations, and the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
October 30, 2013

Samson STRONG Nations Currency Fund
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Samson STRONG Nations Currency Fund
Additional Information
(Unaudited)

Tax Information

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2013.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees.  Information pertaining to the Trustees of the Trust is set forth below.  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-SCA-FNDS (1-855-722-3637).

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	31	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 58		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	31	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 56		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

Samson STRONG Nations Currency Fund
Additional Information (Continued)
(Unaudited)
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	31	Independent
615 E. Michigan St.		Term; Since	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and		Multi-Asset
Age: 70		2009	Chief Compliance		Endowment
			Officer (“CCO”),		fund complex
			Granite Capital		(three closed-
			International Group,		end investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994–2011); Vice		Trustee, Gottex
			President, Secretary,		Multi-
			Treasurer and CCO		Alternatives
			of Granum Series		fund complex
			Trust (an open-end		(three closed-
			investment company)		end investment
			(1997–2007);		companies);
			President, CAO		Independent
			and CCO, Granum		Manager,
			Securities, LLC		Ramius IDF
			(a broker-dealer)		fund complex
			(1997–2007).		(two closed-
end investment
companies).
Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	31	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 51		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 56	Executive	2013	Services, LLC
	Officer		(2004–present).

Samson STRONG Nations Currency Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator;
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 39	and	2013	Services, LLC
	Principal		(2002–present).
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 34		2005	(2004–present).

Robert M. Slotky	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer and	January 26,	U.S. Bancorp Fund
Age: 66	Anti-Money	2011	Services, LLC
	Laundering		(2001–present).
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator;
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 31		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies.  A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-SCA-FNDS (1-855-722-3637).  A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-SCA-FNDS (1-855-722-3637), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends.  The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters).  Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-SCA-FNDS (1-855-722-3637) to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

Samson STRONG Nations Currency Fund

Investment Adviser	Samson Capital Advisors LLC
600 Lexington Avenue
20th Floor
New York, New York 10022

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2013	FYE 8/31/2012
Audit Fees	$18,000	N/A
Audit-Related Fees	0	N/A
Tax Fees	3,675	N/A
All Other Fees	0	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2013	FYE 8/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2013	FYE 8/31/2012
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*                   /s/ John Buckel
John Buckel, President

Date     November 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ John Buckel
John Buckel, President

Date     November 4, 2013

By (Signature and Title)*                   /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     November 4, 2013

* Print the name and title of each signing officer under his or her signature.